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                             TERM PROMISSORY NOTE

$85,000                       Dallas, Texas            December 9, 1999
                                   this ("Note")

     1. PROMISE TO PAY. FOR VALUE RECEIVED, the undersigned, TANISYS TECHNOLOGY, INC., a Wyoming corporation, 1ST TECH CORPORATION, a Delaware corporation, and DARKHORSE SYSTEMS, INC., a Delaware corporation (collectively, "Maker"), hereby promise to pay to TANISYS OPERATIONS, L.P., a Texas limited partnership (hereinafter, together with all subsequent holders of this Note, "Payee"), at its address set forth in the Loan Agreement referred to below, or order, in lawful money of the United States of America, the principal sum of $85,000, together with interest from day to day at the lesser of the highest rate permitted by law and (ii) a percentage equal to the sum of the prime rate of interest charged from time to time by Bank of America, N.A. in Dallas, Texas plus two percent (2%) per annum. Interest shall be computed on the basis of a three hundred sixty (360) day year.

     2.   PAYMENTS.   Payments of accrued but unpaid interest only shall be
due and payable on the first day of each month commencing January 1, 2000 and continuing on the first day of each month thereafter until the Maturity Date (hereinafter defined). This Note and all accrued but unpaid interest and all outstanding principal shall finally become due and payable in its entirety on March 31, 2000 (the "Maturity Date"). If any installment of principal or interest on this Note shall become due on a Saturday, Sunday or any other day on which Payee is not open for business, such payment shall be made on the next succeeding day on which Payee is open for business; and such extension of time shall in such case be included in computing interest in connection with such payment.

     4. PREPAYMENTS. This Note may be prepaid, in whole or in part at any time without notice, premium, penalty or fee.

     5. DEFAULT. If default is made in the payment of any installment of principal or interest under this Note, then in any such event Payee may at its option, without notice or demand, declare the entire unpaid principal balance of and accrued but unpaid interest on the indebtedness evidenced by this Note immediately due and payable without further notice or demand, foreclose all liens and security interests securing the payment thereof or any part thereof, all at the option of the holder of this Note. Failure to exercise any such option shall not constitute a waiver of the right of any holder hereof to exercise the same at any later time or in the event of any subsequent default. The acceptance by Payee of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time, or at any subsequent time, or nullify any prior exercise of any such option, without the express written consent of Payee.

     6. USURY LIMITATIONS. Maker and Payee intend to conform strictly to the applicable usury laws. Notwithstanding anything to the contrary in this Note or in any other agreement entered into in connection herewith or securing the indebtedness evidenced hereby, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all


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interest and any other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under this Note or otherwise in connection with this loan transaction shall under no circumstances exceed the maximum amount of interest permitted by applicable law. In the event the maturity of this Note is accelerated by reason of an election by the holder hereof resulting from a default hereunder or under any other document executed as security herefor or in connection herewith, or by voluntary prepayment by the Maker, or otherwise, then earned interest may never include more than the maximum rate of interest permitted by applicable law, computed from the dates of each advance of the loan proceeds outstanding until payment. If from any circumstance any holder of this Note shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, which would exceed the maximum rate of interest permitted by applicable law shall be applied to the reduction of the principal amount owing on this Note or on account of any other principal indebtedness of the Maker to the holder of this Note, and not to the payment of interest; or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, the amount of such excessive interest that exceeds the unpaid balance of principal hereof and such other indebtedness shall be refunded to the Maker. All sums paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of the indebtedness of the Maker to the holder of this Note shall be amortized, prorated, allocated an spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and, in conjunction therewith, if the loan evidenced by this Note should ever be deemed to consist of two or more loans, then any sum paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of the Maker to the holder of this Note which is deemed to be excessive interest with respect to one or more such loans shall be allocated to the loan(s) for which a maximum lawful rate of interest has not been contracted for, charged or received or for which no maximum rate of interest exists. The provisions of this paragraph shall control all existing and future agreements between Maker and Payee.

     7. WAIVERS. Except as expressly provided herein, the Maker and any sureties, guarantors, endorsers and all other parties liable for payment of this Note jointly and severally (i) waive demand, notice of intent to demand, presentment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, diligence in collecting, grace, protest, notice of protest, notice of dishonor, notice of application for or actual appointment of a receiver for the Collateral or any other asset of Maker, bringing of suit, right to demand a jury trial in any proceeding brought hereunder, and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment of the indebtedness evidenced by this Note, (ii) consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder; (iii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iv) agree that Payee shall not be required first to institute suit or exhaust its remedies hereon against Maker or others liable or to become liable hereon or to enforce its rights against them or any security herefor; and (v) consent to any extension or postponement of time of payment of this Note or to any other indulgence with respect hereto without notice to any of them, and without in any way affecting the personal liability of any party hereunder. If any efforts are made to collect or enforce this Note or any


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installment due hereunder, the undersigned agrees to pay all collection costs and fees, including reasonable attorneys' fees.

     8. TERMINATION. This Note may not be terminated orally, but only by a discharge in writing signed by the holder of this Note at the time such discharge is sought.

     9. APPLICABLE LAW. In the event the enforceability or validity of any provision of this Note or of any document or instrument evidencing, securing or otherwise related to the indebtedness represented by this Note is challenged or questioned, such provision shall be governed by, and shall be construed under the laws of the State of Texas. Venue for any action in connection with this Note shall be exclusively in Dallas County, Texas.

     10. NOTICES. Every notice, demand or other communication (hereafter in this paragraph referred to collectively as "notices" and referred to singly as a "notice") which Maker or Payee is required or permitted to give to any other party pursuant to this Note or at law shall be in writing and, unless otherwise expressly required by law, shall be delivered personally, by recognized overnight national courier service (such as Federal Express), addressed as follows:

          If to Maker:        12201 Technology Blvd.
                              Suite 130
                              Austin, Texas  78727

          If to Payee:        c/o All Components, Inc.
                              13717 Beta Road
                              Farmers Branch, Texas  75244

or at any other address designated by either party by notice to the other party pursuant to this paragraph. Any notice delivered to a party's designated address by (a) personal delivery or (b) recognized overnight national courier service shall be deemed to have been received by such party at the time the notice is delivered to such party's designated address.

     7. MULTIPLE MAKERS AND ENDORSERS. Should this Note be signed or endorsed by more than one person and/or entity, all of the obligations herein contained shall be considered the joint and several obligations of each maker and endorser hereof.


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     IN WITNESS WHEREOF, Maker has duly executed this Note as of the day and year above first written.

                              MAKER:

                              TANISYS TECHNOLOGY, INC.,
                              a Wyoming corporation

                              By:  /s/ Charles T. Comiso
                                  --------------------------------------------
                              Name: Charles T. Comiso
                                    ------------------------------------------
                              Title: Pres. & CEO
                                     -----------------------------------------

                              1st TECH CORPORATION,
                              a Delaware corporation

                              By:  /s/ Charles T. Comiso
                                   -------------------------------------------
                              Name: Charles T. Comiso
                                    ------------------------------------------
                              Title: Pres. & CEO
                                     -----------------------------------------

                              DARKHORSE SYSTEMS, INC.,
                              a Delaware corporation

                              By:  /s/ Charles T. Comiso
                                   -------------------------------------------
                              Name: Charles T. Comiso
                                    ------------------------------------------
                              Title: Pres. & CEO
                                     -----------------------------------------


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